SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          May 6, 2003

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1110 Spring Street
Silver Spring, MD	20910

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(301) 608-9292

Item 7. Exhibits

     (c)  Exhibits

Exhibit No.	Description of Exhibit

99	Press release dated May 6, 2003.

Item 9. Regulation FD Disclosure.

The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the “Commission”) pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” as directed by the Commission in Release No. 34-47583.

On May 6, 2003, United Therapeutics Corporation (the “Company”) issued a press release setting forth its earnings for the Company’s quarterly fiscal period ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99. The Company does not intend for Exhibit 99 to be incorporated by reference into filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated:	May 6, 2003	By: /s/ Paul A. Mahon Name: Paul A. Mahon Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99	Press release dated May 6, 2003